Exhibit 99.1

30 October 2024

Flutter Entertainment plc

BLOCK LISTING SIX MONTHLY RETURN

Name of applicant:		FLUTTER ENTERTAINMENT PLC

Name of scheme:		FLUTTER ENTERTAINMENT PLC DEFERRED SHARE INCENTIVE PLAN

Period of return:	From:	12/04/2024	To:	11/10/2024

Balance of unallotted securities under scheme(s) from previous return:		58,259 ordinary shares of Eur 0.09 each

Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		50,000 ordinary shares of Eur 0.09 each

Less: Number of securities issued/allotted under scheme(s) during period:		7,913 ordinary shares of Eur 0.09 each

Equals: Balance under scheme(s) not yet issued/allotted at end of period:		100,346 ordinary shares of Eur 0.09 each

Name of applicant:		FLUTTER ENTERTAINMENT PLC

Name of scheme:		FLUTTER ENTERTAINMENT PLC SHARESAVE SCHEME

Period of return:	From:	12/04/2024	To:	11/10/2024

Balance of unallotted securities under scheme(s) from previous return:		465,082 ordinary shares of Eur 0.09 each

Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		0 ordinary shares of Eur 0.09 each

Less: Number of securities issued/allotted under scheme(s) during period:		50,172 ordinary shares of Eur 0.09 each

Equals: Balance under scheme(s) not yet issued/allotted at end of period:		414,910 ordinary shares of Eur 0.09 each

Name of applicant:		FLUTTER ENTERTAINMENT PLC

Name of scheme:		FLUTTER ENTERTAINMENT PLC 2015 MEDIUM TERM INCENTIVE PLAN

Period of return:	From:	12/04/2024	To:	11/10/2024

Balance of unallotted securities under scheme(s) from previous return:		22,959 ordinary shares of Eur 0.09 each

Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		0 ordinary shares of Eur 0.09 each

Less: Number of securities issued/allotted under scheme(s) during period:		2,498 ordinary shares of Eur 0.09 each

Equals: Balance under scheme(s) not yet issued/allotted at end of period:		20,461 ordinary shares of Eur 0.09 each

Name of applicant:		FLUTTER ENTERTAINMENT PLC

Name of scheme:		FLUTTER ENTERTAINMENT PLC 2015 LONG TERM INCENTIVE PLAN

Period of return:	From:	12/04/2024	To:	11/10/2024

Balance of unallotted securities under scheme(s) from previous return:		355,570 ordinary shares of Eur 0.09 each

Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		0 ordinary shares of Eur 0.09 each

Less: Number of securities issued/allotted under scheme(s) during period:		23,963 ordinary shares of Eur 0.09 each

Equals: Balance under scheme(s) not yet issued/allotted at end of period:		331,607 ordinary shares of Eur 0.09 each

Name of applicant:		FLUTTER ENTERTAINMENT PLC

Name of scheme:		FLUTTER ENTERTAINMENT PLC RESTRICTED SHARE PLAN

Period of return:	From:	12/04/2024	To:	11/10/2024

Balance of unallotted securities under scheme(s) from previous return:		1,120,272 ordinary shares of Eur 0.09 each

Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		270,000 ordinary shares of Eur 0.09 each

Less: Number of securities issued/allotted under scheme(s) during period:		397,404 ordinary shares of Eur 0.09 each

Equals: Balance under scheme(s) not yet issued/allotted at end of period:		992,868 ordinary shares of Eur 0.09 each

Name of applicant:		FLUTTER ENTERTAINMENT PLC

Name of scheme:		THE STARS GROUP INC. EQUITY INCENTIVE PLAN

Period of return:	From:	12/04/2024	To:	11/10/2024

Balance of unallotted securities under scheme(s) from previous return:		174,140 ordinary shares of Eur 0.09 each

Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		0 ordinary shares of Eur 0.09 each

Less: Number of securities issued/allotted under scheme(s) during period:		11,219 ordinary shares of Eur 0.09 each

Equals: Balance under scheme(s) not yet issued/allotted at end of period:		162,921 ordinary shares of Eur 0.09 each

Name of applicant:		FLUTTER ENTERTAINMENT PLC

Name of scheme:		BETFAIR GROUP PLC 2009 LONG TERM INCENTIVE PLAN

Period of return:	From:	12/04/2024	To:	11/10/2024

Balance of unallotted securities under scheme(s) from previous return:		32,634 ordinary shares of Eur 0.09 each

Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		0 ordinary shares of Eur 0.09 each

Less: Number of securities issued/allotted under scheme(s) during period:		0 ordinary shares of Eur 0.09 each

Equals: Balance under scheme(s) not yet issued/allotted at end of period:		32,634 ordinary shares of Eur 0.09 each

IMPORTANT NOTE: All options under the Betfair Group plc 2009 Long Term Incentive Plan have now been exercised or have lapsed. No further shares will be allotted pursuant to this Block Listing and the plan has closed. As a result, the Block Listing for the Betfair Group plc 2009 Long Term Incentive Plan has been cancelled and this is the final return for this Block Listing.

Name of applicant:		FLUTTER ENTERTAINMENT PLC

Name of scheme:		BETFAIR GROUP PLC DEFERRED SHARE INCENTIVE PLAN

Period of return:	From:	12/04/2024	To:	11/10/2024

Balance of unallotted securities under scheme(s) from previous return:		1,358 ordinary shares of Eur 0.09 each

Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		0 ordinary shares of Eur 0.09 each

Less: Number of securities issued/allotted under scheme(s) during period:		0 ordinary shares of Eur 0.09 each

Equals: Balance under scheme(s) not yet issued/allotted at end of period:		1,358 ordinary shares of Eur 0.09 each

IMPORTANT NOTE: All options under the Betfair Group plc Deferred Share Incentive Plan have now been exercised or have lapsed. No further shares will be allotted pursuant to this Block Listing and the plan has closed. As a result, the Block Listing for the Betfair Group plc Deferred Share Incentive Plan has been cancelled and this is the final return for this Block Listing.

Name of applicant:		FLUTTER ENTERTAINMENT PLC

Name of scheme:		AMAYA GAMING GROUP INC. STOCK OPTION PLAN

Period of return:	From:	12/04/2024	To:	11/10/2024

Balance of unallotted securities under scheme(s) from previous return:		19,245 ordinary shares of Eur 0.09 each

Plus: The amount by which the block scheme(s) has been increased since the date of the last return (if any increase has been applied for):		0 ordinary shares of Eur 0.09 each

Less: Number of securities issued/allotted under scheme(s) during period:		0 ordinary shares of Eur 0.09 each

Equals: Balance under scheme(s) not yet issued/allotted at end of period:		19,245 ordinary shares of Eur 0.09 each

IMPORTANT NOTE: All options under the Amaya Gaming Group Inc. Stock Option Plan have now been exercised or have lapsed. No further shares will be allotted pursuant to this Block Listing and the plan has closed. As a result, the Block Listing for the Amaya Gaming Group Inc. Stock Option Plan has been cancelled and this is the final return for this Block Listing.

Name of contact:	Fiona Gildea, Deputy Company Secretary

Telephone number of contact:	+35317790022